Exhibit 99.1

Entera Appoints Global BioPharma Executive Laura Hamill to Its Board of Directors, Expanding Commercial Expertise

Former Gilead and Amgen executive joins Entera with over 35 years of experience advancing and commercializing impactful and blockbuster therapies

TEL AVIV, Israel, October 6, 2026 -- Entera Bio Ltd. (NASDAQ: ENTX) (“Entera” or the “Company”), a leader in the development of oral peptides, today announced the appointment of biopharmaceutical executive Laura Hamill to its Board of Directors, effective December 1, 2026. Ms. Hamill brings more than 35 years of global commercial, market access and business leadership experience across multiple therapeutic areas. She succeeds Yonatan Malca, who is stepping down from the Board.

“I am delighted to welcome Laura to our Board as Entera enters an important new chapter of late-stage clinical execution, commercial preparedness for EB613 and advancement of our broader pipeline,” said Miranda Toledano, Chief Executive Officer of Entera. “Laura is an exceptional leader with vast experience stewarding multi-billion dollar global therapeutic franchises. Her perspective will be invaluable as we think strategically about the potential of EB613 and our oral peptide platform.” “I would also like to express my sincere gratitude to Yonatan for his 16 years of dedicated service to Entera,” Ms. Toledano continued. “His leadership and commitment have helped guide the Company from its inception through a period of meaningful growth and transformation.”

“Entera has built a unique oral peptide pipeline with the potential to transform how important therapies are delivered to patients,” said Ms. Hamill. “I am particularly inspired by the potential of EB613 in osteoporosis and the opportunity to help millions of women preserve their bone health and maintain active, vibrant lives. I am excited to join the Board at this important stage and support Entera as it works to advance EB613 and realize the broader potential of Entera’s oral peptide platform.”

Ms. Hamill is a seasoned biopharmaceutical executive with more than 35 years of global commercial leadership experience spanning product launches, global franchise development, market access and payer strategy. Most recently, she served as Executive Vice President, Worldwide Commercial Operations at Gilead Sciences, Inc., where she led an organization of approximately 2,500 employees responsible for $22 billion in annual revenue and oversaw the transformation of the company's global commercial operations. Prior to Gilead, Ms. Hamill spent nearly two decades at Amgen Inc. in leadership roles of increasing scope. As Senior Vice President of U.S. Commercial Business Operations, she led commercial activities and supporting functions across Amgen's therapeutic areas, representing approximately 80% of Amgen’s revenue. She previously served as Senior Vice President of Amgen's Intercontinental Region, overseeing 26 countries worldwide. Earlier in her Amgen career, she held leadership roles including Vice President of International Marketing and Business Operations in Switzerland and Vice President of U.S. Corporate Accounts and Reimbursement. Ms. Hamill currently serves on the Boards of Directors of Jazz Pharmaceuticals plc (Nasdaq: JAZZ), BB Biotech AG and Fate Therapeutics, Inc. (Nasdaq: FATE). She previously served on the boards of Acceleron Pharma Inc., Pardes Biosciences and Y-mAbs Therapeutics, Inc. Ms. Hamill holds a Bachelor of Business Administration in Marketing from the University of Arizona.

About Entera

Entera is a clinical stage company focused on developing oral peptide and protein replacement therapies for significant unmet medical needs where an oral tablet form holds the potential to transform the standard of care. The Company leverages a disruptive and proprietary technology platform (N-Tab®) and its pipeline of first-in-class oral peptide programs. The Company’s most advanced product candidate, EB613 (oral PTH(1-34)), is being developed as the first oral, osteoanabolic (bone building) once-daily tablet for osteoporosis. A placebo-controlled, dose-ranging Phase 2 study of EB613 tablets (n = 161) met primary (PD/bone turnover biomarker) and secondary endpoints (BMD). Entera is also developing the first oral Long Acting PTH(1-34) tablet as a replacement therapy for patients with hypoparathyroidism (EB612), the first oral oxyntomodulin, a dual targeted GLP1/glucagon peptide tablet for the treatment of obesity and metabolic syndromes; and the first oral GLP-2 tablet as an injection-free alternative for patients suffering from rare malabsorption conditions such as short bowel syndrome in collaboration with OPKO Health, Inc. For more information on Entera, visit www.enterabio.com or follow us on LinkedIn, Twitter, and Facebook.

Cautionary Statement Regarding Forward Looking Statements

Various statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) in this press release regarding our prospects, plans, financial position, business strategy, clinical development activities, collaboration arrangements and expected financial and operational results are forward-looking statements. Words such as, but not limited to, “anticipate,” “believe,” “can,” “could,” “expect,” “estimate,” “design,” “goal,” “intend,” “may,” “might,” “objective,” “plan,” “predict,” “project,” “target,” “likely,” “should,” “will,” and “would,” or the negative of these terms and similar expressions or words, identify forward-looking statements. Forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will be achieved. Important factors that could cause actual results to differ materially from those reflected in Entera’s forward-looking statements include, among others: changes in the interpretation of clinical data; results of our clinical trials; the FDA’s interpretation and review of our results from and analysis of our clinical trials; unexpected changes in our ongoing and planned preclinical development and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates; the potential disruption and delay of manufacturing supply chains; loss of available workforce resources, either by Entera or its collaboration and laboratory partners; impacts to research and development or clinical activities that Entera may be contractually obligated to provide; overall regulatory timelines; the size and growth of the potential markets for our product candidates; the scope, progress and costs of developing Entera’s product candidates; Entera’s reliance on third parties to conduct its clinical trials; Entera’s ability to establish and maintain development and commercialization collaborations; Entera’s operation as a development stage company with limited operating history; Entera’s competitive position with respect to other products on the market or in development for the treatment of osteoporosis, hypoparathyroidism, short bowel syndrome, obesity, metabolic conditions and other disease categories it pursues; Entera’s ability to continue as a going concern absent access to sources of liquidity; Entera’s ability to obtain and maintain regulatory approval for any of its product candidates; Entera’s ability to comply with Nasdaq’s minimum listing standards and other matters related to compliance with the requirements of being a public company in the United States; Entera’s intellectual property position and its ability to protect its intellectual property; and other factors that are described in the “Cautionary Statement Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Entera’s most recent Annual Report on Form 10-K filed with the SEC, as well as Entera’s subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. There can be no assurance that the actual results or developments anticipated by Entera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Entera. Therefore, no assurance can be given that the outcomes stated or implied in such forward-looking statements and estimates will be achieved. Entera cautions investors not to rely on the forward-looking statements Entera makes in this press release. The information in this press release is provided only as of the date of this press release, and Entera undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Company Contact:

IR@enterabio.com